Exhibit 10.26

FORBEARANCE AGREEMENT

This Forbearance Agreement (this "Agreement") is dated and effective as of day 10th of April 2014 among MOUNT KNOWLEDGE HOLDINGS, INC. ("Borrower"), and the parties set forth on the signature pages affixed hereto (including any successor-by-assignment) (the “Lender”).

RECITALS

A.

Borrower and Lender, among others, entered into that certain Promissory Note dated as of October 31, 2013 (as amended, supplemented or otherwise modified from time to time, the "Promissory Note");

B.

As of the date hereof, an Event of Default has occurred under Section 6(a) of the Promissory Note; and

C.

Borrower has requested that Lender forbear from exercising remedies under the Promissory Note in respect of such Event of Default, and Lender is willing to do so, subject to and on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

AGREEMENT

1.

Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Promissory Note when used in this Agreement.

2.

Event of Default. The parties hereto acknowledge and agree that an Event of Default has occurred under Section 6(a) of the Promissory Notes (the "Existing Default"). The parties hereto further acknowledge and agree, for the avoidance of doubt, that Lender shall be deemed to have delivered any and all notices required to establish the Existing Default and that any applicable cure periods in respect of the Existing Default have expired. The parties hereto further acknowledge and agree that the referencing of the Events of Default referenced in this Section 2 does not waive any other defaults or Events of Default that may now or hereafter exist under the Promissory Note.

3.

Forbearance.

1.1

Subject to the terms and conditions of this Agreement, and provided that no Forbearance Default (as defined below) has occurred, Lender agrees that during the period commencing on the date of this Agreement and ending on and including May 15, 2014 (the "Forbearance Period"), Lender will not file suit (as defined in the Promissory Note) or file suit or take any other action to enforce its rights under the Promissory Note. This limited forbearance does not extend to any other default or Events of Default under any other provision of the Promissory Note or any of the other rights and remedies available to Lender under the Promissory Note. Upon the earlier of (i) the occurrence of a Forbearance Default and (ii) the expiration of the Forbearance Period, Lender’s agreement to forbear shall automatically be deemed terminated and Lender shall be entitled to immediately and without notice exercise all of its rights and remedies under the Promissory Note.

1.2

Notwithstanding anything to the contrary contained herein, the effectiveness of the agreement made by Lender pursuant to Section 3.1, and Lender’s agreement to forbear as described in Section 2 above, is subject to the fulfillment, to the exclusive satisfaction of Lender in its sole and absolute discretion, of each of the following conditions before the end of the Forbearance Period:

(i)

Borrower shall complete and submit to the Securities and Exchange Commission (“SEC”) any and all required quarterly and annual filings (e.g. 10Qs and 10Ks) in order to become reinstated as a fully-reporting public company on the Over-the-Counter (OTC) stock exchange (the “SEC Filings”);

(ii)

Borrower shall submit the required documentation to the Financial Industry Regulatory Authority (“FIRNA”) in order to be reinstated as a listed public company on the Over-the-Counter Bulletin Board (OTCBB) stock exchange; and

i.1

The following events shall constitute "Forbearance Defaults:”

(i)

Any default or Event of Default under the Promissory Note, other than the Existing Default, shall have occurred and by continuing;

(ii)

Borrower shall fail to comply with any provision of this Agreement; or

(iii)

Borrower shall fail to provide to Lender within thirty (30) Business Days’ request therefore, such information as Lender may reasonably request with respect to Borrower and the Collateral.

1.

Discussions. Any future discussions among Borrower and Lender shall not cause a modification of the Promissory Note (except as expressly set forth herein), establish a custom or waive, limit or condition the rights and remedies of Lender under the Promissory Note, all of which rights and remedies are expressly reserved. No such discussions, if any, shall in any way be used by Borrower as a defense to the performance of any of its or their obligations under this Agreement or the Promissory Note.

2.

Lender’s Expenses. Without limiting any provisions of the Promissory Note, immediately upon demand of Lender, Borrower shall pay all of the fees, costs and expenses (including, without limitation, attorneys fees) incurred in connection with this Agreement and the Existing Default (and the exercise of Lender’s rights and remedies in connection therewith).

3.

Authorization, Waiver and Release. Borrower hereby warrants and represents that: (i) Borrower has been duly authorized to execute and deliver this Agreement; (ii) Borrower does not have any right of claim, offset, set-off, counter-claim or other defense to the performance of its obligations under, or against enforcement of, the Promissory Note or this Agreement, in accordance with each of their respective terms, conditions and provisions; and (iii) Lender, on and as of the date hereof, has fully performed all obligations to Borrower that Lender may have had or may have on and as of the date hereof. Without limiting the generality of the foregoing, Borrower, on its own behalf and on behalf of its respective past, present and future representatives, partners, operators, members, shareholders, officers, directors, agents, employees, servants, affiliates and related companies, successors and assigns (hereinafter referred to collectively as the "Borrowing Group"), hereby waives, releases and forever discharges Lender, and Lender’s respective past, present and future officers, directors, subsidiary and affiliated entities or companies, agents, servants, employees, shareholders, partners, members, operators, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (hereinafter referred to collectively as the "Lender Group"), from and against all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands, of whatever kind and nature, in law or in equity, whether known or unknown, whether or not concealed or hidden, arising out of or relating to any matter, cause or thing whatsoever, that any of the Borrowing Group, jointly or severally, may have had, or now have or that may subsequently accrue against the Lender Group by reason of any matter or thing whatsoever through the date hereof arising out of or in any way connected to the loan evidenced by the Promissory Note or any Promissory Note. It is acknowledged and agreed that Lender is specifically relying upon the representations, warranties, covenants and agreements contained herein and that such representations, warranties, covenants, and agreements constitute a material inducement to enter into this Agreement.

4.

Certain Representations. Borrower hereby certifies, represents and warrants to Lender as follows:

1.1.

No Default or Event of Default has occurred and is continuing under any Promissory Note, except for the Existing Default;

1.2.

The representations and warranties that the Borrower made in the Promissory Note are true and correct as of the date of this Agreement as if made on and as of the date of this Agreement other than representations made with specific reference to a particular date, which representations were true as of such date.

1.3.

Borrower has not received any notice from any governmental authority of any claimed violations of any applicable laws, which have not been cured, and Borrower is aware of any circumstances that could give rise to the issuance of any such notice of claimed violation.

1.4.

The concepts embodied in this Agreement have been voluntarily and independently negotiated by and between the parties and Borrower has had the opportunity to confer with its legal counsel with respect hereto.

1.5.

Borrower is solvent and able to meet and pay its obligations as they mature. Borrower agrees that if any of them makes application for or seeks relief or protection under any provision of the United States Bankruptcy Code (the "Code"), or if any involuntary petition is filed against any of them under any provision of the Code, Lender shall thereupon be entitled, subject to court approval, to immediate relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided herein or in the Promissory Note or otherwise provided at law or in equity.

2.

Ratification of Promissory Note. Borrower hereby agrees that (i) the terms, conditions and provisions of the Promissory Note remain unmodified and in full force and effect except as expressly set forth herein, and (ii) the terms, conditions and provisions of the Promissory Note are hereby ratified, affirmed and confirmed.

3.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada without giving effect to its conflicts of law principles. Borrower hereby irrevocably submit to the non-exclusive jurisdiction of any Nevada State or United States Federal Court sitting in Clark County over any action or proceeding arising out of or relating to this Agreement or any of the Promissory Note, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Nevada State or Federal Court. Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the serving of copies of such process to the Borrower at its address specified in the Promissory Note. Borrower agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Borrower further waives any objection to venue in such state and any objection to an action or proceeding in such state on the basis of forum non-conveniens. Borrower further agrees that any action or proceeding brought against the Lender shall be brought only in Nevada State or United States Federal Court sitting in Clark County. BORROWER WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.

4.

Successors and Assigns. Each and every one of the terms, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

5.

Counterparts. This Agreement may be executed in any number of counterparts, each of which, when taken together, shall together constitute one and the same instrument.

6.

Illegality. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

7.

Further Assurances. Borrower hereby covenants and agrees to execute and deliver, or cause to be executed and delivered, to Lender all other instruments, certificates, agreements, consents and other writings and to provide such other acts and assurances, as Lender may reasonably require for the better and more effective carrying out the intent and purposes of this Agreement.

8.

No Further Obligation to Forbear, Amend or Modify. Borrower hereby acknowledges and agrees that Lender is entering into this Agreement as a courtesy to Borrower and without any obligation to do so and that Lender shall have no obligation to enter into any further forbearance agreements or any amendments or modifications of any of the Promissory Note.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the Effective Date.

BORROWER:

MOUNT KNOWLEDGE HOLDINGS, INC.

A Nevada Corporation

/s/ James D. Beatty

By:

_____________________________

Name:

James D. Beatty

Title:

President, Treasurer, Chief Executive

Officer and Chief Financial Officer

LENDER:

TAYLOR ACCOUNTING SERVICES

/s/ John Lukkarinen

By:

_____________________________

Name:

John Lukkarinen

Title:

CFO